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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 8, 1998

                     Advanta Mortgage Loan Trust 1998-4C
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             (Exact name of registrant as specified in its charter)



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     New York                                              Application Pending
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


    Attention: President               52351-4                    19477
    Welsh & McKean Roads                                        (Zip Code)
   Spring House, Pennsylvania
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report)

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     Item 5.   Other Events

          In connection with the offering of Advanta Mortgage Loan Trust 1998-4C Mortgage Loan Asset-Backed Notes, Series 1998-4, described in a Prospectus Supplement dated as of November 2, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANTA MORTGAGE LOAN TRUST 1998-4C

                                        By:  Advanta Mortgage Conduit Services,
                                             Inc., as Sponsor

                                             By: /s/ Mark T. Dunsheath
                                                -------------------------------
                                                Name:  Mark T. Dunsheath
                                                Title: Vice President

Dated: November 18, 1998
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                                 EXHIBIT INDEX
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
Exhibit No.    Description                                        Page No.
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
   99.1        Related Computational Materials (as defined in         5
               Item 5 above).